CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Reservoir Holdings Inc And Subsidiaries
Net income	$ 10,335,634	$ 10,010,767
Other comprehensive loss:
Translation adjustments	6,481,973	(1,981,753)
Total comprehensive income	16,817,607	8,029,014
Comprehensive (income) loss attributable to noncontrolling interests	(46,673)	47,027
Total comprehensive income attributable to Reservoir Holdings, Inc.	$ 16,770,934	$ 8,076,041